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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) OCTOBER 5, 2000


                            OMEGA ENVIRONMENTAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                         Commission File Number 0-20267


                 DELAWARE                              91-1499751
       (STATE OR OTHER JURISDICTION                (I.R.S. EMPLOYER
     OF INCORPORATION OR ORGANIZATION)             IDENTIFICATION NO.)


                  PO BOX 3005  BOTHELL, WASHINGTON  98041-3005
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE INCLUDING ZIP CODE)

                                  425-868-2678
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Since May 2, 1997, Registrant is operating under the protection of the United States Bankruptcy Code as a debtor-in-possession.

ITEM 5.   OTHER EVENTS

          UN-AUDITED FINANCIAL STATEMENT INFORMATION

          On October 5, 2000, the Registrant filed un-audited financial statement information as of and for each of the months ended August 31, 2000 and July 31, 2000 with related notes with the United States Bankruptcy Court. Exhibit 99-1 is the Comparative Balance Sheet Information, Comparative Statement of Operations Information, Comparative Statement of Cash Flows Information and related notes to financial statement information as included in the bankruptcy filing referred to above.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     c)   EXHIBITS

          99.1 Un-audited Comparative Balance Sheet Information, Comparative Statement of Operations Information and Comparative Statement of Cash Flow Information as of and for each of the months ended August 31, 2000 and July 31, 2000 with related Notes to Financial Statement Information.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       OMEGA  ENVIRONMENTAL, INC.
                                              (Registrant)



Date: October 5, 2000                         /s/ Edward O'Sullivan
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                                                  Edward O'Sullivan
                                                Chairman of the Board